SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                                June 28, 2005
                              -----------------
                               Date of Report
                     (Date of earliest event reported)


                            KENTEX PETROLEUM, INC.
                            ----------------------
           (Exact name of registrant as specified in its charter)



   Nevada                          0-30955                       87-0645378
   ------                          -------                       ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                        4685 Highland Drive, Suite 202
                          Salt Lake City, Utah 84117
                          --------------------------
                   (Address of Principal Executive Offices)

                               (801) 278-9424
                               --------------
                       (Registrant's Telephone Number)

                                    N/A
                                    ---
        (Former Name or Former Address if changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02   Termination of a Material Definitive Agreement.
            -----------------------------------------------

     Effective as of June 28, 2005, Kentex Petroleum, Inc., a Nevada corporation (the "Company"), and VidRev Technologies, Inc., a Florida corporation ("VidRev"), executed a Termination Agreement by which they mutually terminated the Agreement and Plan of Merger (the "Merger Agreement") by which VidRev was to merge with and into the Company, with the Company being the surviving corporation. As part of the Termination Agreement, the Company also agreed to withdraw the Registration Statements on Forms S-4 and SB-2 that it had filed with the Securities and Exchange Commission pursuant to the Merger Agreement. Each party will bear its own expenses in connection with the negotiation, execution and delivery of the Merger Agreement and the Termination Agreement.

     The Company and VidRev agreed to terminate the Merger Agreement because of the apparent impossibility of meeting all conditions to closing, including effectiveness of the Company's Registration Statement on Form S-4, in a timely manner.

     On December 20, 2004, the Company filed with the Securities and Exchange Commission a Current Report on Form 8-K disclosing the material terms of the Merger Agreement. A copy of the Termination Agreement with respect thereto is attached hereto and incorporated by reference. See Item 9.01 of this Current Report.

Item 9.01  Financial Statements and Exhibits.
           ----------------------------------

     (a) Financial Statements of Businesses Acquired.
         --------------------------------------------

         None; not applicable.

     (b) Pro Forma Financial Information.
         --------------------------------

                     None; not applicable.

     (c) Exhibits.
         ---------

         Description of Exhibit                Exhibit Number
         ----------------------                --------------

         Termination Agreement                 10

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               KENTEX PETROLEUM, INC.


                                               By /s/ Sarah E. Jenson
                                                 --------------------
                                                 Sarah E. Jenson, President